The LORD ABBETT FAMILY OF FUNDS1

Supplement dated July 5, 2024

to the Statements of Additional Information,

as supplemented to date

Effective July 5, 2024, all references to Lord Abbett Credit Opportunities Fund, Lord Abbett Floating Rate High Income Fund, and Lord Abbett Special Situations Income Fund are removed from Part I and Part II of the Statement of Additional Information (“SAI”) for each Fund.

The following paragraph hereby replaces in its entirety the first paragraph under Section 5 – “Board Members” in Part I:

The Board Members of the Registrant are also Board Members of each of the Lord Abbett Funds, which collectively consist of 60 funds. For more information on the Board Members, please see the “Management of the Funds” section of Part II.

The following paragraph hereby replaces in its entirety the first paragraph in Part II:

Part II describes policies and practices that apply to each Lord Abbett Fund. Part II is not a standalone document and must be read in conjunction with Part I. The Lord Abbett Funds are comprised of Investment Trust, Securities Trust, and Trust I, each a Delaware statutory trust; and Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund, each a Maryland corporation.

The following table hereby replaces in its entirety the table under Section 4 – “Management of the Funds—Board Members” in Part II:

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Board Members
Evelyn E. Guernsey (1955)	Board Member Chair (since January 1, 2024) Vice Chair (2023)	2011	None.	None.
Kathleen M. Lutito (1963)	Board Member	2017	Previously served as President and Chief Investment Officer of CenturyLink Investment Management Company (2006–2024).	None.

1 When used in this supplement, the term “Fund” refers to each of the Lord Abbett open-end mutual funds.

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
James M. McTaggart (1947)	Board Member	2012	Owner of McTaggart LLC (since 2011).	None.
Charles O. Prince (1950)	Board Member	2019	None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).	Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).
Karla M. Rabusch (1959)	Board Member	2017	None. Formerly President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016).	None.
Lorin Patrick Taylor Radtke (1968)	Board Member	2021	Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).	Currently serves as Director of Assured Guaranty (since 2021), Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).
Leah Song Richardson (1966)	Board Member	2021	Chancellor’s Professor of Law and Dean Emeritus at UC Irvine School of Law. Previously served as President of Colorado College (2021–2024). Formerly Dean at University of California, Irvine-School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).	None.

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Mark A. Schmid (1959)	Board Member	2016	Vice President and Chief Investment Officer of the University of Chicago (2009–2021).	Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).
James L.L. Tullis (1947)	Board Member	2006	Chair of Tullis Health Investors–FL LLC (since 2019, CEO from 2012–2018). Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).	Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019-2023); Director of electroCore, Inc. (2018–2020).
Interested Board Member
Douglas B. Sieg (1969)	Board Member	2016	Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994.	None.

The following table hereby replaces in its entirety the table under Section 4 – “Management of the Funds—Officers” in Part II:

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	All Lord Abbett Funds	2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	All Lord Abbett Funds	2018	AML & Service Provider Oversight Manager, joined Lord Abbett in 2014.
Nicholas D. Emguschowa (1986)	Data Protection Officer	All Lord Abbett Funds	2022	Senior Counsel, joined Lord Abbett in 2018.
Brooke A. Fapohunda (1975)	Vice President, Secretary, and Chief Legal Officer	All Lord Abbett Funds	2023	Partner, Senior Deputy General Counsel, joined Lord Abbett in 2006.

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Christine Y. Sun (1991)	Vice President and Assistant Secretary	All Lord Abbett Funds	2024	Counsel, joined Lord Abbett in 2024 and was formerly an Associate at Willkie Farr & Gallagher LLP (2017–2024).
Christopher J. Costello (1973)	Vice President and Assistant Secretary	All Lord Abbett Funds	2024	Senior Counsel, joined Lord Abbett in 2024 and was formerly Counsel at Linklaters (2023–2024), and Director and Head of Institutional and Alternatives Legal at Allianz Global Investors US (2012–2021).
Mary Ann Picciotto (1973)	Chief Compliance Officer	All Lord Abbett Funds	2023	Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).
Matthew A. Press (1987)	Vice President and Assistant Secretary	All Lord Abbett Funds	2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	All Lord Abbett Funds	2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Parker J. Milender (1989)	Vice President and Assistant Secretary	All Lord Abbett Funds	2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	All Lord Abbett Funds	2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the SAIs.

Please retain this document for your future reference.

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